UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      February 12, 1997
                                                ------------------------

                         OAK TREE MEDICAL SYSTEMS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                   0-16206                  02-0401674
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

       2500 Westchester Avenue, Suite 306, Purchase, New York       10577
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              (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code      (914) 253-9494
                                                  ------------------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)      Pro Forma Consolidated Financial Statements

(c)      Exhibits

99.2     Press Release, dated February 27, 1997


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


                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

These unaudited pro forma condensed consolidated financial statements give effect to the sale of certain operations of Oak Tree Medical Systems, Inc. (the "Company"), as set forth in Note 1 to these financial statements, as if this transaction had occurred, for balance sheet purposes, on November 30, 1996 and, for statement of operations purposes, as of June 1, 1995. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's audited consolidated financial statements and notes thereto, for the fiscal year ended May 31, 1996, included in Form 10-KSB, and its unaudited consolidated financial statements for the six months ended November 30, 1996, included in Form 10-QSB. The pro forma information is not necessarily indicative of the Company's future results.


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

                OAK TREE MEDICAL SYSTEMS, INC., AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                November 30, 1996
                                     (000's)

                                                      Pro Forma
ASSETS                                  Historical    Adjustment #1   Pro Forma
                                        ----------    -------------   ---------

CURRENT ASSETS
Cash                                      $    661                    $   661
Patient care receivables                     5,029      $(2,800)        2,229
Due from purchaser                                          100           100
Prepaids and other current assets               78                         78
                                          --------      -------       -------


TOTAL CURRENT ASSETS                         5,768       (2,700)        3,068

Investments                                  5,000                      5,000
Property and equipment                         659          (50)          609
Other assets                                   153          (40)          113
Goodwill                                     1,222       (1,222)
                                          --------      -------       -------


TOTAL ASSETS                              $ 12,802      $(4,012)      $ 8,790
                                          ========      =======       =======

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and accrued expenses     $    760      $   (75)      $   685
Notes payable                                1,628       (1,850)         (222)
Current maturities of long-term debt           329                        329
Deferred income taxes payable                  972                        972
                                          --------      -------       -------

TOTAL CURRENT LIABILITIES                    3,689       (1,925)        1,764

Long-term debt                                 231                        231
Obligation to issue
 shares of common stock                        350         (350)
                                          --------      -------       -------


TOTAL LIABILITIES                            4,270       (2,275)        1,995
                                          --------      -------       -------


STOCKHOLDERS' EQUITY

Common stock                                    26           (4)           22
Additional paid-in capital                   9,908         (696)        9,212
Deficit                                     (1,402)      (1,037)       (2,439)
                                          --------      -------       -------


TOTAL STOCKHOLDERS' EQUITY                   8,532       (1,737)        6,795
                                          --------      -------       -------


TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY                     $ 12,802      $(4,012)      $ 8,790
                                          ========      =======       =======


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

                OAK TREE MEDICAL SYSTEMS, INC., AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   For the Six Months Ended November 30, 1996
                         (000's, Except per share data)

                                          Pro Forma
                             Historical  Adjustment #2   Pro Forma
                             ----------  -------------   ---------

REVENUE                       $ 1,237       $(353)       $ 884

SELLING, GENERAL AND
 ADMINISTRATION                  (631)        183         (448)
INTEREST                          (39)         40            1
DEPRECIATION AND
 AMORTIZATION                     (63)         41          (22)
                              -------       -----        -----

INCOME BEFORE INCOME
 TAXES                            504         (89)         415

INCOME TAXES                     (170)         27         (143)
                              -------       -----        -----


NET INCOME                    $   334       $ (62)       $ 272
                              =======       =====        =====

INCOME PER COMMON SHARE       $  0.12                    $0.12
                              =======       =====        =====

AVERAGE NUMBER OF SHARES         2710                     2310
                              =======       =====        =====


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


                OAK TREE MEDICAL SYSTEMS, INC., AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Fiscal Year Ended May 30, 1996
                         (000's, Except per share data)

                                             Pro Forma
                              Historical    Adjustment #2  Pro Forma
                              ----------    -------------  ---------

REVENUE                       $ 4,664       $(4,364)       $ 300

SELLING, GENERAL AND
  ADMINISTRATION               (3,107)        2,924         (183)
INTEREST                         (131)           87          (44)
DEPRECIATION AND
  AMORTIZATION                   (181)          142          (39)
                              -------       -------        -----

INCOME BEFORE INCOME
  TAXES AND EXTRAORDINARY       1,245        (1,211)          34

INCOME TAXES                     (375)          363          (12)
                              -------       -------        -----

INCOME BEFORE
  EXTRAORDINARY                   870          (848)          22

CANCELLATION OF DEBT              170                        170
                              -------       -------        -----

NET INCOME                    $ 1,040       $  (848)       $ 192
                              =======       =======        =====

INCOME PER COMMON SHARE       $  0.39                      $0.08
                              =======       =======        =====

AVERAGE NUMBER OF SHARES         2679                       2279
                              =======       =======        =====


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



Note 1

         On February 6, 1997, the Company: (1) sold substantially all the assets and assigned certain liabilities of the physical therapy and rehabilitation care centers and related medical practices in Orange Park (ACORN CORF I, Inc.) and Jacksonville (Riverside CORF, Inc.), Florida, and (2) sold all the outstanding shares of Oak Tree Receivables, Inc. ("Receivables"), a wholly-owned subsidiary of the Company. The purchase priced consisted of $200,000 in cash, $100,000 payable upon closing by payment against a secured loan, $50,000 on April 6, 1996 and $50,000 on May 6, 1996.

         The assets of Receivables consisted of certain patient care receivables and a secured loan. The Company also transferred to the lender, accounts receivable of $700,000, which had been additional collateral under the secured loan. 40% of the collections in excess of amounts owed the lender, if any, will be returned to the Company.

         In connection with the sale, the Company terminated an employment agreement and had 400,000 shares of common stock of the Company returned. The shares were valued at $1.75 per share, the fair value of the shares. In addition, the Company was relieved of its obligation to issue additional 145,000 shares of the Company's common stock.

         Adjustment (1) to record the pro forma sale

           Total purchase price
             Due from purchaser                                             $100
             Note payable                                                    100
             Accounts payable                                                 75
             Note payable                                                  1,750
             Obligation to issue shares of common stock                      350
             Common stock                                                      4
             Additional paid-in capital                                      696
                                                                           -----

                    Total purchase price                                   3,075
                                                                           -----
           Cost of sale
             Accounts receivable sold                                      2,100
             Accounts receivable transferred                                 700
             Property and equipment                                           50
             CORF licenses                                                    40
             Excess of cost over fair value of assets acquired             1,222
                                                                           -----

                    Total cost of sale                                     4,112
                                                                           -----
                    Loss on sale                                          $1,037
                                                                          ======
         Adjustment (2) to remove operations of sold centers


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


Note 2

         The pro forma condensed consolidated financial does not reflect the acquisition of certain physical therapy centers located in Long Island, New York, in December 1996 or the write-down of the investment as of February 28, 1997.


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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            By: /s/ William Kedersha
                                               --------------------------------
                                               Name:  William Kedersha
                                               Title:    Chief Executive Officer


Date:  March 7, 1997


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